UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 21, 2007

American National Bankshares Inc.
(Exact name of registrant as specified in its charter)
Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA	24541
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	434-792-5111

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events
On August 21, 2007, American National Bankshares Inc. issued a news release, which is furnished with this Current Report on Form 8-K as Exhibit 99.1, announcing its quarterly dividend and continuation of stock repurchase plan.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits: The following exhibits are furnished with this report.

Exhibit
Number                  Description
99.1	News Release dated August 21, 2007, entitled “American National Bankshares Inc. Announces Dividend and Continues Stock Repurchase Plan”

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2007	/s/ Neal A. Petrovich
Senior Vice President and Chief Financial Officer